SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

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INTERNATIONAL BALER CORPORATION

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INTERNATIONAL BALER CORPORATION

5400 RIO GRANDE AVENUE

JACKSONVILLE, FLORIDA 32254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

April 22, 2019

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of International Baler Corporation (the "Company") has been called for and will be held at 10:30 A.M., local time, on Monday, April 22, 2019, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, FL 32254 for the following purposes:

1. To elect three (3) Class III Directors, Lael E. Boren, John J. Martorana and William E. Nielsen to the Board of Directors;

2. To ratify the appointment of Pivot CPAs to serve as the Company’s independent registered public accounting firm for the fiscal year ended October 31, 2019;

3. A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years (“Say on Frequency”);

5. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 11, 2019 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to April 22, 2019.

By Order of the Board of Directors

Ronald L. McDaniel
Chairman
Dated: March 21, 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

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INTERNATIONAL BALER CORPORATION

PROXY STATEMENT

General

The enclosed proxy is solicited by the Board of Directors of International Baler Corp. (the “Company”) for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Time, on Monday, April 22, 2019 at the Company principal executive office located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254 and at any adjournment or postponement thereof. This Proxy Statement is first being made available to our shareholders on or about March 22, 2019.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on March 11, 2019, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 5,183,895 shares of its common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.

One-third of the outstanding shares of the Company’s common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. Broker non-votes occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for Proposal 2 – the ratification of the appointment of Pivot CPAs as the Company’s independent registered public accounting firm. In tabulating the voting result for each proposal (except Proposal 2), shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than Proposal 1 - Election of Directors).

Proxy Voting

Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; and “FOR” approval of the Say on Frequency votes every three years. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this Proxy Statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this Proxy Statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this Proxy Statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted.

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Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation of Proxy

If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by attending the Annual Meeting and voting in person. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.

Controlling Stockholder

The Estate of Leland E. Boren (“Estate”) controls more than 50% of the Company’s outstanding and issued shares of common stock. Members of our management have been informed that our controlling shareholder intends to vote (i) for approval of each of the nominees to the Board named in this Proxy Statement, (ii) for the ratification of Pivot CPAs to serve as the Company’s independent registered public accounting firm, (iii) for approval, on an advisory basis, of the Say on Pay proposal, and (iv) for approval, on an advisory basis, of the Say on Frequency vote every three years. Therefore, the proposals specified in Items 1, 2, 3 and 4 (every 3 years) of this Notice of Annual Meeting are likely to be passed.

Annual Report on Form 10-K for Fiscal 2018

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2018 ("Fiscal 2018"), which contains financial statements audited by the Company's independent registered public accounting firm, accompanies this Proxy Statement.

Internet Availability of Proxy Materials

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended October 31, 2018 will be available on the Company’s website at www.Intl-Baler.com beginning on the first day these materials are mailed to stockholders which is anticipated to be March 22, 2019.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 11, 2019 by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such share, subject to applicable community property laws and the address for each person is c/o International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, Florida 32254. As of March 11, 2019 we had 5,183,895 shares of common stock outstanding.

Name	Number of Shares Beneficially Ownded	Percent of Class
Directors and Named Executive Officers
Victor W. Biazis	—	—
John J. Martorana	20,000	0.4%
Ronald L. McDaniel	—	—
William E. Nielsen	—	—
Lael E. Boren	2,000	0.0%
Martha R. Songer	2,000	0.0%
Angela M. Darlington	2,000	0.0%
International Baler Corp.	118,362	2.3%
Profit Sharing Trust (1)
All Directors and Executive Officers as a Group (7 persons)	4,349,520	83.9%
5% or Greater Stockholders
Estate of Leland E. Boren(2)	4,205,158	81.1%

(1)	William E. Nielsen is Trustee of the Employee’s Profit Sharing Trust.
(2)	Consists of 2,633,896 shares held by the Estate of Leland E. Boren and 1,571,262 shares owned by Avis Industrial Corporation, a company controlled by the Estate of Leland E. Boren. Angela M. Darlington, the Company’s Secretary has the authority to vote the shares of the Estate and of Avis Industrial Corporation, in her capacity as Executor of the Estate.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth as of March 11, 2019 the names and ages of our executive officers and directors.

Name	Age	Position
Victor W. Biazis	60	Chief Executive Officer, President, Class I Director
William E. Nielsen	71	Chief Financial Officer, Class III Director
John L. Martorana	68	Class III Director
Ronald L. McDaniel	80	Chairman, Class II Director
Lael E. Boren	50	Class III Director
Martha R. Songer	62	Class I Director

Victor W. Biazis, has served as the President & CEO of the Company since Oct. 1, 2018 and was elected to the Board on January 24, 2019. He has held various Senior Management and Executive roles in his career. He was with H.B. Fuller from 1981 to 2005, a Global Adhesive Supplier based in St. Paul, MN. From 2000 to 2005, he was a General Manager for the North America Packaging Adhesive Business Unit of H.B. Fuller. He then moved on and served as the President and Regional CEO for Wisdom Adhesives Global Group, based in Elgin, IL, from 2006 to 2011. Most recently, from 2011 to September 2018, Mr. Biazis, was President and CEO of Coastal Industrial Products. Mr. Biazis received a Bachelor Degree in Political Science from Southeastern Louisiana University in 1981. Mr. Biazis brings extensive leadership, business

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William E. Nielsen has served as the Company’s Chief Financial Officer since June 1994 and was elected a Director on November 20, 1997. He served as our President and Chief Executive Officer from January 10, 2017 through September 30, 2017. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

John J. Martorana, joined the Company’s Board of Directors on January 5, 2009. Mr. Martorana has been a consultant to several divisions of Wastequip, Inc. since 2007. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining that company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales, Inc.; a family owned business, which was sold to Wastequip, Inc. Prior to joining Industrial Refuse Sales, Mr. Martorana worked in the steel industry. He graduated from Butler University in 1972.

Ronald L. McDaniel joined the Company’s Board of Directors as its Chairman on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor’s degree from the University of Dayton and an MBA from the University of Chicago. He has served as a director of Avis Industrial Corporation (“Avis”) since 2016 and has been serving as the Interim CEO since December 2018.

Lael E. Boren has served as a director since April 2011. He is Vice President at Avis Industrial Corporation and has been in this position since December 2013. He served as general manager and president of various organizations including Badger Equipment Company and The Pierce Company. Prior to that, Mr. Boren owned an electronics business in Muncie and Marion, Indiana. He received a Bachelor’s of General Studies from Ball State University in 2014.

Martha R. Songer has served as a director since January 2012. She serves as Vice President and Assistant to the President at Avis Industrial Corporation in Upland, Indiana and has been in this position since 2012. Prior to that Ms. Songer was Alumni Director at Taylor University also in Upland, Indiana. Ms. Songer Received a Bachelor of Science from Taylor University in 1978 and a Master of Science in Management in 2002 from Indiana Wesleyan University.

Family Relationships

There are no family relationships between executive officers or directors of the Company except that Lael. Boren is the son of the late Leland E. Boren, a controlling shareholder and a director of the Company, until his death on November 23, 2018.

Skills and Qualifications of the Directors

The Board believes that the qualifications of the directors, as set forth in their biographies, which are listed above, give them the qualifications and skills to serve as directors of the Company. Mr. Biazis and Mr. Martorana have each served as executive officers of companies in the industrial equipment and recycling business, respectively, which are directly related to the Company’s business. Mr. Boren and Ms. Songer have industry experience through their executive positions with Avis Industrial. Mr. McDaniel and Mr. Nielsen have expertise in finance and accounting matters. Furthermore, Mr. Boren, Mr. Martorana, Mr. McDaniel and Mr. Nielsen have significant historical experience with the Company and understand its business strategy and development over the years.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2018, Avis Industrial Corp. filed one Form 4 reporting the purchase of 3,000 shares of the Company’s common stock three days late due to a breakdown in communication between the brokerage firm that purchased the shares and Avis Industrial Corp.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Two (2) members of the Board also serve as executive officers and are involved in day-to-day operating details of the Company. The other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held one (1) meeting in Fiscal 2018. No directors were absent at any of the meetings of the Board of Directors during Fiscal 2018. Although it has no formal policy requiring attendance, the Company encourages all directors to attend its Annual Meeting of Stockholders. All of the Company’s directors attended last year’s Annual Meeting of Stockholders. It is anticipated that all of its directors will attend this year’s Annual Meeting of Stockholders.

Independence of Directors

The Company’s securities are not listed on a national securities exchange or in an inter-dealer quotation system that requires that a majority of the Board be independent. However, for purposes of determining whether the Company’s directors are independent for purposes of this Proxy Statement, the Company is using the independence standards set forth in the rules of the NASDAQ Stock Market to evaluate the independence of our Board.

Rule 5605 (b) (1) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”) requires that a majority of the members of the Company’s Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The Board of Directors has affirmatively determined that one of the Company’s six Directors, Mr. Martorana is independent under this NASDAQ Rule. In reaching this determination, the Board applied the standards set forth for “independence” in Rule 5605 of the NASDAQ Rules.

Although less than fifty (50%) percent of the Company’s directors are independent, NASDAQ Rule 5615(c)(2) provides an exemption from the requirement that a majority of the Company’s Directors be independent if the Company is considered a “controlled company.” A controlled company is defined in NASDAQ Rule 5615(c)(1) as a company of which more than 50% of the voting power is held by an individual, a group or another company. As the Estate of Leland E. Boren beneficially owns and controls more than 50% of the outstanding shares of the Company’s’ common stock, the Company would be considered a “controlled company” under the applicable NASDAQ Rule (if its securities were traded on NASDAQ) and as such would be exempt from certain of the corporate governance rules of The NASDAQ Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financing and accounting officer and directors. The Code of Business Conduct and Ethics is available on the Company’s website at www.int-baler.com. In addition, the Code of Business Conduct and Ethics is available in print to any stockholder who requests it by contacting our Corporate Secretary. The Company will disclose any amendments to, or waivers, from the Code of Ethics on our website (www.int-baler.com) within four business days of such determination.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at the Company. Mr. McDaniel serves as our Chairman and Mr. Biazis serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management.

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Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The Board has a standing Audit Committee and Compensation Committee. The full Board performs the functions of the Nominating Committee.

Audit Committee

The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. In fiscal 2018, Mr. McDaniel and Mr. Boren were members of the Company’s Audit Committee. Neither Mr. McDaniel nor Mr. Boren is an independent director under the NASDAQ or SEC rules. The Board of Directors has determined that Mr. McDaniel has the attributes, education and experience as an “audit committee financial expert,” as such term is defined in Item 407) of Regulation S-K. The Audit Committee held one meeting during fiscal 2018.

The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company’s website, www.Intl-baler.com and is also available in print to any stockholder upon request from the Corporate Secretary. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

Compensation Committee

The Company’s Board of Directors maintains a Compensation Committee. Because the Company would be considered a “controlled company” if its securities were trading on NASDAQ, it would be exempt from the compensation committee requirement under the NASDAQ rules. During fiscal 2018, Mr. Boren, Mr. Martorana and Mr. McDaniel were members of the Company’s Compensation Committee. The Compensation Committee held one meeting in Fiscal 2018. The Board has affirmatively determined that Mr. Martorana meets the additional independence criteria applicable to compensation committee members under the NASDAQ Rules. The Compensation Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Compensation Committee met one time in Fiscal 2018. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary. The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company’s website at www.Intl-baler.com.

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Nominating Committee

Because the Company would be considered a “controlled company” if it were listed on NASDAQ, it is exempt from the nominating committee requirements under the NASDAQ Rules. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full Board of Directors performs the functions of a nominating committee pursuant to procedures adopted by the Board. The Board identifies the candidates for Board membership. In identifying candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company’s outstanding securities. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

In addition, the Board will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described in the Company’s Bylaws. In addition, such stockholder recommendations must be accompanied by (1) such information about each prospective director nominee as would have been required to be included in a Proxy Statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from shareholders requesting a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement. The directors of the Company who participated in the consideration of director-nominees included in this Proxy Statement were Mr. Boren, Mr. Martorana and Mr. McDaniel.

Communication with the Board of Directors

Any stockholder may communicate with the Board or an individual director by contacting William E. Nielsen, Chief Financial Officer, International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. The Board has instructed the Chief Financial Officer to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

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AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the actives of management of the independent public accounting firm. We have engaged Pivot CPA’s (“Pivot”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted into the United States. The Audit Committee hereby reports as follows:

The Audit Committee has:

1. Reviewed and discussed the Company’s audited financial statements for the year ended October 31, 2018 with the management of the Company and Pivot.

2. Discussed with Pivot the matters required to be discussed by the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees.

3. Received the written disclosures and the letter from Pivot required by applicable requirements of the PCAOB Rule 3526 regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Pivot with that firm.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended October 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2018.

Members of the Audite Committee
Ronald L. McDaniel
Lael E. Boren

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

Executive Officer Compensation

The following table sets forth all compensation earned and accrued, in all capacities, during the fiscal years ended October 31, 2018, and October 31, 2017 by our Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 for fiscal years ended October 31, 2018 and 2017 (“Named Executive Officers”):

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SUMMARY COMPENSATION TABLE

Annual Compensation Long Term Awards

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	NUMBER OF OPTIONS	ALL OTHER COMPENSATION	TOTAL COMPENSATION
Victor W. Biazis President & CEO(1)	2018	8,500	-0-	-0-	-0-	-0-	8,500	(1)
William E. Nielsen Chief Financial Officer	2018 2017	120,000 120,000	-0- -0-	-0- -0-	-0- -0-	-0- -0-	120,000 120,000

(1)	Mr. Biazis began serving as CEO on October 1, 2018 and his annual salary for 2018 would have been $200,000.

Grants and Option Exercises in Last Fiscal Year

No stock awards or options were granted or options exercised during fiscal 2018 by the Company’s Named Executive Officers.

Employment Agreements

The Company does not have any employment contracts, termination, severance or change of control agreements with its Named Executive Officer or other executives.

Compensation of Directors

We pay each non-employee director an annual retainer of $6,000, together with reimbursement for out of pocket expenses incurred to attending meetings.

Director Compensation for Fiscal 2018
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald L. McDaniel	6,000	-0-	-0-	-0-	-0-	-0-	6,000
Lael E. Boren	6,000	-0-	-0-	-0-	-0-	-0-	6,000
Leland(1) E. Boren	6,000	-0-	-0-	-0-	-0-	-0-	6,000
John J. Martorana	6,000	-0-	-0-	-0-	-0-	-0-	6,000
Martha R. Songer	6,000	-0-	-0-	-0-	-0-	-0-	6,000

(1)	Mr. Boren passed away on November 23, 2018.

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Certain Relationships and Related Transactions

Related Person Transactions

Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2018 or 2017, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two Fiscal Years (2018 and 2017) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Transactions with Management and Others

The Estate of Leland E. Boren, is a stockholder of the Company, and is the owner of Avis Industrial Corporation (“Avis”). The Estate controls over 80% of the outstanding shares of the Company. Avis owns 100% of The American Baler Company, a competitor of the Company. On January 1, 2014, Avis acquired The Harris Waste Management Group, Inc. (Harris), also a competitor of the Company. On July 31, 2014 Harris acquired the assets of IPS Balers, Inc. in Baxley, Georgia, another competitor of the Company. These companies operate completely independent of each other. The Company had no purchases from these companies in the fiscal years ending October 31, 2018 and 2017. The Company had no sales to The American Baler Company in the fiscal years ending October 31, 2018 and 2017. The Company sold five closed door horizontal balers and one conveyor to Harris Waste Management for $295,032 in fiscal 2018 and had no sales to Harris Waste Management in the fiscal year ended October 31, 2017.

Procedures for Approval of Related Person Transactions

Transactions between related persons, such as between an executive officer or director and our Company, or any company or person controlled by such officer or director, are required to be approved by the Company’s Audit Committee. The Audit Committee Charter contains such explicit authority. It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party.

PROPOSALS TO THE SHAREHOLDERS

PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III, and provides that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board.  At each annual meeting of shareholders, successors to the class of directors whose terms expire at that annual meeting are elected for a three-year term.

Our Board of Directors is currently composed of six members.  The current term of the Class III directors, William E. Nielsen, John J. Martorana and Lael E. Boren expires at this Annual Meeting and each are being nominated for reelection to the Board.  Information about our nominees is included under “Executive Officers and Directors” on page 4.

If re-elected, Messrs. Nielsen, Martorana and Boren will serve until the 2022 annual meeting.

The terms of our Class I directors, Victor Biazis and Martha Songer, terminate at our 2020 Annual Meeting. The term of our Class II director, Ronald L. McDaniel terminates at our 2021 Annual Meeting.

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Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of William E. Nielsen, John J. Martorana and Lael E. Boren as Class III Directors. Mr. Nielsen, Mr. Martorana, and Mr. Boren have consented to serve on our Board of Directors, and the Board of Directors has no reason to believe that they will not serve if elected. If, however, any of the nominees should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Experience of Nominees

Biographical information relating to the nominees is under the heading “Executive Officers and Directors” on page 5.

Vote Required and Recommendation

The nominees for election to the Board of Directors who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. In this non-contested election of directors, a vote withheld, broker non-vote or abstention will have no effect on the outcome.

The Board of Directors recommends that stockholders vote "FOR" each the Nominees set forth above.

PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF PIVOT CPAs

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditor, has engaged Pivot CPA’s (“Pivot”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending October 31, 2019. As a matter of good corporate governance, we are requesting that the stockholders ratify the Audit Committee’s appointment of Pivot as our independent registered public accounting firm. If stockholders do not ratify the appointment of Pivot, the Audit Committee will reevaluate the appointment, but may retain Pivot as the Company’s independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Pivot will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by Pivot for the audit of the Company’s annual financial statements for the fiscal years ended October 31, 2018 and 2017, and fees for other services rendered by Pivot CPAs during those periods:

Fee Category	Fiscal 2018	Fiscal 2017
Audit Fees	$59,400	$58,750
Audit-Related Fees	0	0
Tax Fees	10,000	10,000
All Other Fees	0	0
Total Fees	$69,400	$68,750

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Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2018 and 2017 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, Pivot is compatible with maintaining Pivot’s independence and has concluded that it is.

Vote Required and Recommendation

The selection of Pivot as the Company’s independent registered public accounting firm for the fiscal year ended October 30, 2019 will be ratified if approved by a majority of the shares present and entitled to vote on the matter. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Pivot CPA as the Company’s independent auditor for the fiscal year ending October 31, 2019.

PROPOSAL NO. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Act requires all public companies to hold a separate non-binding advisory stockholder vote to approve the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (commonly known as the “Say on Pay” proposal). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and provide compensation to our executives that are commensurate and aligned with our performances and advances both short and long-term interest of ours and our stockholders. The Board of Directors believes that our compensation program for our executive officers is appropriate based upon our preface and the individual performance and level of responsibility of the executive officer.

This advisory stockholder’s vote gives you as a stockholder the opportunity to approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement’s Summary Compensation Table and all other executive compensation tables and related narrative disclosure.

This Say on Pay Proposal is set forth in the following resolution:

"RESOLVED, that the stockholders of International Baler Corporation approve, on an advisory basis, the compensation of its Named Executive Officers, as disclosed in International Baler Corporation’s Proxy Statement for the 2019 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related information found in the Proxy Statement of International Baler Corporation.

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Because your vote on this proposal is advisory, it is not binding on the Board. However, the Board values the opinion of our stockholders and will take into account the result of the vote when making future decisions regarding executive compensation.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the shares present and entitled to vote on the matter. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 3 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The Board of Directors recommends a vote “FOR” for the Say on Pay proposal.

PROPOSAL FOUR
FREQUENCY OF FUTURE SAY ON PAY ADVISORY VOTES

Background

The Dodd-Frank act also requires all public companies to hold a separate non-binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (common known as the “Frequency Vote on Say on Pay.”) Stockholders may also abstain from making a choice, pursuant to the proposed rules recently issued by the SEC. After such initial votes are held, the Dodd-Frank Act requires all public companies to submit to their stockholders no less often than every six years thereafter the Frequency Vote on Say on Pay. Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believe that our executive compensation programs are designed to secure and retain the services of high quality executives and provide compensation to our executives that are commensurate and aligned with our performances and advances both short and long-term interests of ours and our stockholders. The Board of Directors believes that giving our stockholders the right to cast an advisory vote every three years on their approval of the compensation arrangements of our Named Executive Officers provides the Board of Directors sufficient time to thoughtfully evaluate and response to shareholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every three years, our stockholders will be able to specify one of four choices on the frequency of the vote on the Say on Pay Proposal as follows: (i) one year, (ii) two years, (iii) three years or (iv) abstain. Nevertheless, the Board of Directors will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

This advisory vote on the frequency of the say-on-pay vote is not binding on the Board. However, the Board values the opinion of our Stockholders and will take into account the result of the vote when determining the frequency of future say-on-pay votes.

Required Vote

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of every “THREE YEARS” as your preference for the frequency with which shareholders are provided an advisory vote on Say on Pay.

SOLICITATION OF PROXIES

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, and facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

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HOUSE HOLDING of Annual Disclosure Documents

Some banks, brokers and other nominee record holders may be participating in the practice of “house holding” Proxy Statements and annual reports. This means that only one copy of the Company’s Proxy Statement and annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write to our Corporate Secretary at 5400 Rio Grande Avenue, Jacksonville, Florida 32254. If you want to receive separate copies of the Proxy Statement and our annual report in the future, of if you are receiving multiple copies and would like to receive only one copy for your householder, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the Company’s Proxy Statement for consideration at the 2020 Annual Meeting of Stockholders must submit their proposals (which complies with the proxy rules) so they are received by the Company no later than November 15, 2019, unless the date of the meeting is delayed by more than 30 calendar days.

By Order of the Board of Directors

Angela M. Darlington, Secretary

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INTERNATIONAL BALER CORP.

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald L. McDaniel and William E. Nielsen as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of International Baler Corp. (the "Company") held of record by the undersigned on March 11, 2019 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, FL 32254, on Monday, April 22, 2019 at 10:30 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes ☐ in blue or black ink.

1. Election of three Class IIl Directors: William E. Nielsen, John J. Martorana, and Lael E. Boren

(Mark only one of the two boxes for this item)

☐ VOTE FOR all nominees named above except those who may be named on this line:

__________________________________________________________________

(OR)

☐ VOTE WITHHELD as to all nominees named above.

2. Proposal to ratify appointment of Pivot CPAs as the Company's independent registered public accountants:

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approval of, on an advisory basis, our executive compensation:

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Approval of, on an advisory basis, the frequency of the advisory approval of our executive compensation:

1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________________,2019

X__________________________
Signature
X__________________________
Print Names(s)

X__________________________
Signature, if held jointly

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